                                              October 9, 2003

Great Wall Acquisition Corporation
660 Madison Avenue, 15th Floor
New York, New York 10021

Broadband Capital Management LLC
805 Third Avenue
15th Floor
New York, New York 10022

                  Re:      Initial Public Offering
                           -----------------------

Gentlemen:

                  The undersigned stockholder and director of Great Wall
Acquisition Corporation ("GWAC"), in consideration of Broadband Capital
Management LLC ("Broadband") entering into a letter of intent ("Letter of
Intent") to underwrite an initial public offering of the securities of GWAC
("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

                  1. If GWAC solicits approval of its stockholders of a Business
Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

                  2. In the event that GWAC fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause GWAC to liquidate. The undersigned waives any and all rights he may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to his
Insider Shares.

                  3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to GWAC for its consideration, prior to presentation to any other person or company, any suitable

Great Wall Acquisition Corporation
Broadband Capital Management LLC
October 9, 2003

opportunity to acquire an operating business, until the earlier of the consummation by GWAC of a Business Combination, the liquidation of GWAC or until such time as the undersigned ceases to be a director of GWAC, subject to any pre-existing fiduciary obligations the undersigned might have.

                  4. The undersigned acknowledges and agrees that the SPAC will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless GWAC obtains an opinion from an independent investment banking firm that the business combination is fair to
GWAC's stockholders from a financial perspective.

                  5. The undersigned will not be entitled to receive and will not accept any compensation for services rendered to GWAC prior to the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from GWAC for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

                  6. The undersigned will not be entitled to receive and will not accept a finder's fee or any other compensation in the event the undersigned originates a Business Combination.

                  7. The undersigned will escrow his Insider Shares for the
three year period commencing on the Effective Date subject to the terms of a
Stock Escrow Agreement which GWAC will enter into with the undersigned and
Continental Stock Transfer & Trust Company as escrow agent.

                  8. The undersigned agrees that, during the two year period terminating on August 11, 2005, he will not become involved (whether as owner, manager, operator, creditor, partner, shareholder, joint venturer, employee, officer, director, consultant or otherwise) with any Acquisition Fund (as defined in Section 12(v) below), unless such Acquisition Fund engages Broadband to be the managing underwriter of the initial public offering of the Acquisition
Fund's securities.

                  The undersigned hereby agrees and acknowledges that (i)
Broadband would be irreparably injured in the event of a breach by the undersigned of any of his obligations under this paragraph 8, (ii) monetary damages would not be an adequate remedy for any such breach, and (iii) Broadband shall be entitled to injunctive relief, in addition to any other remedy it may have, in the event of such breach.

Great Wall Acquisition Corporation
Broadband Capital Management LLC
October 9, 2003

                  9. The undersigned agrees to be a director of GWAC until the earlier of the consummation by GWAC of a Business Combination or the liquidation of GWAC. The undersigned's biographical information furnished to GWAC and
Broadband and attached hereto as Exhibit A is true and accurate in all respects and such information contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to GWAC and Broadband and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that

     (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                  10. The undersigned has full right and power, without
violating any agreement by which the undersigned is bound, to enter into this letter agreement and to serve as a director of GWAC.

                  11. The undersigned authorizes any employer, financial
institution, or consumer credit reporting agency to release to Broadband and its legal representatives or agents any information they may have about the undersigned's finances ("Financial Information"). Neither Broadband nor its
agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Financial Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

                  12. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by GWAC; (ii)
"Insiders" shall mean all officers, directors and stockholders of GWAC immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of GWAC owned by an Insider

Great Wall Acquisition Corporation
Broadband Capital Management LLC
October 9, 2003

prior to the IPO; (iv) "IPO Shares" shall mean the shares of Common Stock issued in GWAC's IPO; and (v) "Acquisition Fund" shall mean any company formed with the intent to offer securities to the public and use the proceeds to consummate one or more Business Combinations which are unspecified at the time of the securities offering.

                  13. The undersigned hereby agrees that any action, proceeding or claim against the undersigned arising out of or relating in any way to this
Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and
irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive.
The undersigned hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenience forum.

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                                       Print Name of Insider

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                                       Signature